EXHIBIT 10.17

                                  June 23, 2003

Dear Scott,

         By mutual consent, this letter amendment ("Letter Amendment") amends our prior letter agreement dated August 13, 2002 ("Letter Agreement"), as follows:

         The fifth paragraph of the Letter Agreement which begins "Should the Company execute a definitive..." shall be deleted in its entirety.

         Any Change of Control (as defined within the Letter Agreement) shall be subject to the successor entity agreeing in writing to assume and be bound by all the obligations of Virage, Inc. including the aforementioned Letter Agreement and Letter Amendment (defined herein), to agree in writing to the assignment of the Letter Agreement, as amended hereby, to it, and to agree to bind any subsequent successor entities to it to these same obligations.

         The Letter Agreement and Letter Amendment shall be governed by the laws of the state of California and both parties agree to the exclusive jurisdiction in the state and federal courts in San Francisco, California. The prevailing party in any legal action or proceeding related to the Letter Agreement and Letter Amendment shall recover its reasonable attorneys' fees incurred in connection therewith.

         All other terms and conditions of the Letter Agreement shall remain in full force and effect. Your signature below indicates your assent and agreement to the terms and conditions of this amendment to the Letter Agreement, and executes this amendment as of the date first set forth above.

                                                        Sincerely,

                                                        /s/ Paul G. Lego

                                                        Paul G. Lego
                                                        C.E.O. & Chairman
                                                        Virage, Inc.

Agreed to and Accepted by:

Scott Gawel

/s/  Scott Gawel
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Signature


June 23, 2003
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Date